EXHIBIT 10.11




THIS IS MORE THAN A RECEIPT
FOR  MONEY  OR  PRELIMINARY
MEMORANDUM.  IT WILL AFFECT
YOUR LEGAL RIGHTS.  READ IT
CAREFULLY.







                          LEASE - OFFICE BUILDING FORM


                    THIS LEASE, made this 1st day of September _______, 1998
       PARTIES      between  Kinta Haller
                    and Alaron Trading Corp. An Illinois Corporation hereinafter called respectively Lessor and Lessee, without regard to number or gender.

       PREMISES     WITNESSETH: That Lessor hereby leases unto
                    Lessee, and Lessee hereby hires from Lessor, those certain premises known as the southern half (1,156 sq. ft) on the 5th floor of that certain building known as the 442 Post Street in the City of San Francisco, County of SF State of California.

            USE Said premises shall be used as general offices and for no other business or purpose, without the written consent of Lessor.

            TERM The term shall be for 2 years, commencing on the 1st day of September ________, 1998 and ending on the 31st day of August 2000, at the total rent or sum of ___________________ Dollars ($___________), lawful money of the United States of
           RENTAL America, which Lessee agrees to pay to Lessor, without deduction or offset, at such place in the State of California as may be designated from time to time by Lessor, in installments as follows:

                                      $1,285 on the 1st of each and every month

                                      It is further  mutually agreed between the
                             parties as follows:

         POSSESSION          If  Lessor,  for  any  reason  whatsoever,   cannot
                             deliver  possession  of the said premises to Lessee
                             at  the   commencement   of  the  said   term,   as
                             hereinbefore specified, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom;
                             but in that event there shall be a proportionate deduction of rent covering the period between the commencement of the said term and the time when
                             Lessor can deliver possession.

                             Lessee shall not use, or  permit said  premises, or
            USES             any part thereof, to be used, for  any  purpose  or
         PROHIBITED          purposes  other than the  purpose or  purposes  for
                             which the said premises  hereby leased;  and no use
                             shall be made or  permitted  to be made of the said
                             premises,  nor acts done,  which will  increase the
                             existing  rate of  insurance  upon the  building in
                             which  said  premises  may be  located  or  cause a
                             cancellation of any insurance  policy covering said
                             building, or any part  thereof,  nor  shall  Lessee
         COMPLIANCE          sell, or permit  to be kept, used,  or sold,  in or
            WITH             about  said  premises, any  article  which  may  be
        GOVERNMENTAL         prohibited by  the standard form of  fire insurance
         REGULATIONS         policies.  Lessee shall not commit, or suffer to be
                             committed, any waste upon the said premises, or any
                             public or private  nuisance,  or other act or thing
                             which may disturb the quiet  enjoyment of any other
                             tenant  in  the   building  in  which  the  demised
                             premises may be located,  nor, without limiting the
                             generality  of the  foregoing,  shall  Lessee allow
                             said premises to be used for any improper, immoral,
                             unlawful  or  objectionable  purpose,  or  for  the
                             keeping,   storing  or   selling  of   intoxicating
                             liquors,  or for any kind of eating  house,  or for
                             sleeping  purposes,  or  for  washing  clothes,  or
                             cooking  therein,  and nothing  shall be  prepared,
                             manufactured  or mixed in said premises which might
                             emit an odor in the corridors of said building, nor
                             shall Lessee use any apparatus, machinery or device
                             in or about the demised  premises  which shall make
                             any noise or set up any vibration or which shall in
                             any way increase the amount of electricity,  water,
                             or  compressed   air  agreed  to  be  furnished  or
                             supplied  under  this  lease (if any),  and  Lessee
                             further agrees not to connect with electric  wires,
                             water or air  pipes  any  apparatus,  machinery  or
                             device without the consent of Lessor. Lessee shall,
                             at his sole cost and  expense,  comply  with all of
                             the  requirements  of  all  Municipal,   State  and
                             Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statues now in force or which may hereafter be in force.

        ABANDONMENT                   3. Lessee  shall not vacate or abandon the
                             premises at any time during the term; and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

        ALTERATIONS                   4. Lessee agrees that the premises are now
            AND              in a  tenantable  and good  condition;  that Lessee
          REPAIRS            shall take good care of the premises and they shall
                             not be  altered,  repaired  or changed  without the
                             written consent of Lessor. Lessee hereby waives all
                             right to make repairs at Lessor's expense under the
                             provisions  of  Section  1942 of the Civil  Code of
                             California  and  all  rights   provided  for  under
                             Section 1941 of said Civil Code.  Unless  otherwise
                             provided  by written  agreement,  all  alterations,
                             improvements and changes that may be required shall
                             be done  either  by,  or under  the  direction  of,
                             Lessor,  but at the cost of the  Lessee;  and shall
                             become  the  property  of Lessor  and shall  remain
                             upon,  and  be  surrendered   with,  the  premises;
                             provided however,  that at Lessor's option,  Lessee
                             shall,  when  surrendering  said  premises,  remove
                             therefrom  and  from  said  building,  at  Lessee's
                             expense, all partitions,  counters,  railings,  and
                             all  other  types of  installation  placed  in said
                             premises  by Lessee.  All damage or injury  done to
                             the  premises by Lessee or by any person who may be
                             in or upon  the  premises  with  Lessee's  consent,
                             shall be paid for by Lessee,  and Lessee shall,  at
                             the  termination  of  this  lease,   surrender  the
                             premises to Lessor in as good  condition and repair
                             as  when   received,   reasonable  and  proper  use
                             thereof, and damage by fire or by the elements, excepted.

            FREE                 Lessee shall keep the demised premises and  the
         FROM LIENS          property   in  which  the    demised  premises  are
                             situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee

                                 Lessee, as a material part of the consideration
      INDEMNIFICATION        to be rendered to Lessor under  this lease,  hereby
          OF LESSOR          waives all claims against Lesso  for   damages   to
                             goods,  wares  and  merchandise,  and   all   other
                             personal   property,   in,  upon   or   about  said
                             premises  and for  injuries  to persons in or about
                             said premises,  from any cause arising at any time,
                             and Lessee will hold Lessor exempt and harmless for
                             and on  account  of any  damage  or  injury  to any
                             person, or to the goods,  wares and merchandise and
                             all other personal property of any person,  arising
                             from the use of the premises by Lessee,  or arising
                             from the failure of Lessee to keep the  premises in
                             good condition as herein provided. Lessor shall not
                             be liable to Lessee  for any  damage by or from any
                             act  or   negligence  of  any  co-tenant  or  other
                             occupant of the same  building,  or by any owner or
                             occupant  of  adjoining  or  contiguous   property.
                             Lessee   agrees  to  pay  for  all  damage  to  the
                             building,  as  well as all  damage  to  tenants  or
                             occupants  thereof  and to  the  property  of  such
                             tenants and occupants  caused by Lessee's misuse or
                             neglect  of  said   premises,   its   apparatus  or
                             appurtenances.

          ENTRY BY               Lessee shall permit Lessor and his agents to
           LESSOR enter into and upon said premises at all reasonable times for purpose of inspecting the same, cleaning windows and performing other janitor service, or for the purpose of maintaining the building in which the said premises are situated, or for the purpose of making repairs, alternations or additions to any other portion of said building, including the erection of scaffolding, props, or other mechanical devices, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the property in which the said premises are located any usual or ordinary
                             "for sale" signs, without any rebate of rent to Lessee or damages for any loss of occupation or quiet enjoyment of the premises thereby occasioned; and shall permit Lessor, and his agents, at anytime within thirty (30) days prior to the expiration of this lease, to place upon the windows and doors of said premises any usual or ordinary "to let" or "to lease" signs. Lessor and his agents may during said last-mentioned period, at reasonable hours, enter upon said premises and exhibit the same to perspective tenants.

                                  In the event of  a  partial   destruction   of
        DESTRUCTION          the said  premises  during the said term,  from any
             OF              cause,  Lessor  shall  forthwith  repair  the same,
          PREMISES           provided such repairs can be made within sixty (60)
                             the   laws    and     regulations     of     State,
                             County, Federal or Municipal authorities,  but such
                             partial  destruction shall in no wise annul or void
                             this lease, except that Lessee shall be entitled to
                             a  proportionate   deduction  of  rent  while  such
                             repairs   are  being   made,   such   proportionate
                             deduction  to be based upon the extent to which the
                             making of such  repairs  shall  interfere  with the
                             business carried on by Lessee in the said premises.
                             If such repairs  cannot be made in sixty (60) days,
                             Lessor  may,  at his  option,  make  same  within a
                             reasonable  time,  this  lease  continuing  in full
                             force and effect and the rent to be proportionately
                             rebated as aforesaid in this paragraph provided. In
                             the  event  that  Lessor  does not so elect to make
                             such  repairs  which  cannot be made in sixty  (60)
                             days,  or such  repairs  cannot be made  under such
                             laws and regulations,  this lease may be terminated
                             at the  option of either  party.  In respect to any
                             partial  destruction  which  Lessor is obligated to
                             repair or may  elect to  repair  under the terms of
                             this  paragraph,  the  provisions  of Section 1932,
                             Subdivision 2, and of Section 1933,  Subdivision 4,
                             of the Civil  Code of the State of  California  are
                             waived by Lessee. In the event that the building in
                             which  the  demised  premises  may be  situated  be
                             destroyed  to the extent of not less than 331/3% of
                             the replacement  cost thereof,  Lessor may elect to
                             terminate this
                             lease,  whether the demised  premises be injured or
                             not. A total  destruction  of the building in which
                             the said premises may be situated  shall  terminate
                             this  lease.  In the event of any  dispute  between
                             Lessor and Lessee  relative  to the  provisions  of
                             this   paragraph,   they  shall   each   select  an
                             arbitrator,  the two  arbitrators so selected shall
                             select a third arbitrator and the three arbitrators
                             so   selected   shall   hear  and   determine   the
                             controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

                                  Lessee  may assign  this lease or an  interest
        ASSIGNMENT           therein  and may  also  sublet  the  whole  of said
           AND               premises, provided the written consent of Lessor to
        SUBLETTING           any such assignment or subletting is first obtained
                             by Lessee. If, during the term of this lease, Lessee requests the written consent of Lessor to any such assignment or subletting, Lessor's consent thereto shall not unreasonably be withheld. A consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, and any such subsequent assignment or subletting without Lessor's consent shall be void and shall be, at Lessor's option, terminate this lease. This lease shall not, nor shall any interest therein, be assignable as to the interest of Lessee any operation of law without the written consent of Lessor, but such consent shall not unreasonably be withheld.

        INSOLVENCY                Either (a) the  appointment  of a receiver  to
            OR               take possession of all or substantially  all of the
        BANKRUPTCY           assets of Lessee,  or (b) a general  assignment  by
                             Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this lease by Lessee. Upon the happening of any such event this lease shall terminate ten
                             (10) days after written notice of termination from Lessor to Lessee.

                                  In the event of any  breach  of this  lease by
                             Lessee, then Lessor, besides other rights and remedies he may have, shall have the immediate
        DEFAULT right of re-entry and may remove all persons and property from the premises. If the Lessor's right of re- entry is exercised following abandonment of the premises by the Lessee, then Lessor may consider any personal property belonging to Lessee and left of the premises to also have been abandoned, in which case Lessor may dispose of all such personal property in any manner Lessor shall deem proper and is hereby relieved of all liability for doing so.

                             If Lessee breaches this lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach of the lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as the result of Lessor's failure to perform his obligations hereunder, including, but not restricted to, the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid hereunder for the balance of the lease term exceeds the amount of such rental loss for the same period which the Lessee proves could be reasonably avoided by Lessor, and in such case, Lessor, prior to the award, may relet the premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform his obligations hereunder; provided, however, that even though Lessee has abandoned the premises following such breach, this lease shall nevertheless continue in full force and effect for as long as the Lessor does not terminate Lessee's right of possession, and until such termination Lessor may enforce all his rights and remedies under this lease, including the right to recover the rent from Lessee as it becomes due hereunder.

         SURRENDER                12. The  voluntary or other  surrender of this
             OF              lease by Lessee, or a mutual cancellation  thereof,
           LEASE             shall not work a merger,  and shall,  at the option
                             of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him or any or all such subleases or subtenancies.

         ATTORNEY'S               13. In case suit is  brought  by either  party
            FEE because of the breach of any term, covenant or condition herein contained, the prevailing party shall be entitled to recover against the other party a reasonable attorney's fee to be fixed by the court.
          NOTICES
                                  14.  All  notices to be given to Lessee may be
                             given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said premises, whether or not Lessee has departed from, abandoned or vacated the premises.
        TRANSFER OF
          SECURITY                15.  If any  security  be given by  Lessee  to
                             secure the faithful performance of all or any of the covenants of this lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

           WAIVER                 16.  The  waiver by Lessor  any  breach of any
                             term,  covenant or condition herein contained shall
                             not be deemed to be a waiver of such term, covenant
                             or condition or any  subsequent  breach of the same
                             or any other  term,  covenant or  condition  herein
                             contained.   The  subsequent   acceptance  of  rent
                             hereunder  by  Lessor  shall  not be deemed to be a
                             waiver  of any  preceding  breach  by Lessee of any
                             term,  covenant or condition  of this lease,  other
                             than the  failure  of Lessee to pay the  particular
                             rental  so   accepted,   regardless   of   Lessor's
          HOLDING            knowledge of such  preceding  breach at the time of
            OVER             acceptance of such rent.

                                  17. Any holding over after the  expiration  of
                             the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental of _______________________ ($___________)
           RULES Dollars a month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

                                  18. The rules and regulations  printed on this
                             lease, as well as such rules and regulations as may
                             be hereafter adopted by Lessor for the safety, care
          REMEDIES           and   cleanliness   of   the   premises   and   the
         CUMULATIVE          preservation  of good  order  thereon,  are  hereby
                             expressly made a part hereof, and Lessee agrees to obey all such rules and regulations.

                                  19. It is understood and agreed that the remedies herein given to Lessor shall be cumulative, and the exercise of any one remedy by Lessor shall not be the exclusion of any other remedy.

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         SUCCESSORS              The covenants and  conditions herein  contained
        AND ASSIGNS          shall, subject to the provisions as to assignment,
                             apply   to   and   bind   the   heirs,  successors,
                             executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                                 Lessor agrees to furnish the demised   premises
          SERVICES during reasonable building hours as the same may be determined from time to time by Lessor and while Lessee is not in default under any of the provisions of this lease, and subject to the regulations of the building wherein the demised premises are situated, with:

                                             water and elevator only

                             and Lessee agrees to pay for all other services supplied to said premises not herein before in this paragraph enumerated. Lessor, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by conditions beyond the control of Lessor, or by accidents, repairs, strikes, labor disturbances or labor disturbances or labor disputes of any character, whether resulting from or caused by acts of Lessor or otherwise, nor shall such failure constitute an eviction; nor shall Lessor be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing.
            TIME                      22.  time is of the essence of the lease.

          MARGINAL                    23.  The captions in the margins of this
          CAPTIONS lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of thislease.

                                      24.   Lessee   hereby   agrees  to  accept
                             possession of the demised premises in their existing condition and at lessee's expense to make all repairs, improvements, and installations that lessee may deem necessary for the conduct o his business.

                                      24.   Lessee   hereby   agrees  to  accept
                             possession of the demised premises in their existing condition and at lessee's expense to make all repairs, improvements, and installations that lessee may deem necessary for the conduct o his business.

                                      25. Lessor has received a $1,285  security
                             deposit to ensure lessee's acceptance and performance of lease terms. This deposit will be refunded upon lessee's surrender of the premises at the end of the lease term.

                                      26.  Lessee has the right to terminate the
                             lease any time after 18 months with a minimum of 60 days notice to lessor and the payment of 6 months rent.

BROKER IS NOT AUTHORIZED TO GIVE
LEGAL OR TAX ADVICE.  IF YOU
DESIRE LEGAL OR TAX ADVICE CONSULT
YOUR ATTORNEY BEFORE SIGNING.





CONSULT YOUR ATTORNEY - This document has been prepared for submission to your attorney for his approval if he finds the same satisfactory from the standpoint of protection of your legal rights. No representation or recommendation is made by broker or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this document or the transaction relating thereto. These are questions for your attorney.





CONSULT YOUR ATTORNEY - This document has been prepared for submission to your attorney for his approval if he finds the same satisfactory from the standpoint of protection of your legal rights. No representation or recommendation is made by broker or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this document or the transaction relating thereto. These are questions for your attorney


Broker is not authorized to give legal or tax advice. If you desire legal or tax advice consult your attorney before signing.

IN WITNESS WHEREOF, Lessor and Lessee have executed these presents in duplicate the day and year first above written.

        LESSOR                                             LESSEE

     Kinta Haller                                    Alaron Trading Co.


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